UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

TAURIGA SCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TAURIGA SCIENCES, INC.

4 Nancy Court, Suite 4

Wappingers Falls, NY 12590

October 12, 2021

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of Tauriga Sciences, Inc., a Florida corporation (the “Company”) to be held at 9:00 a.m., Eastern Time, on November 22, 2021, at the offices of Rimon, P.C., 250 Park Avenue, 7th Floor, New York, NY 10177. You may attend the Special Meeting online at www.virtualshareholdermeeting.com/TAUG2021SM. The formal meeting notice and proxy statement for the Annual Meeting are attached. For further instructions on how to participate in the meeting online, please see information set forth in the accompanying Proxy Statement.

We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the Company. The virtual meeting format allows attendance from any location in the world.

This purpose of this Special Meeting is important to the Company, and as such, it is important that you return your proxy using one of the methods provided. Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by Internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the Notice of Internet Availability of Proxy Materials you received for the Special Meeting, as well as in the proxy attached to the notice to shareholders of record. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on the day prior to the Special Meeting date. If you attend the Special Meeting online and wish to vote at the Special Meeting, you will be able to do so even if you have previously returned your proxy card.

Thank you for your continued support of and interest in Tauriga Sciences, Inc.

Sincerely,

Seth M. Shaw,

Chief Executive Officer

and Member of the Board of Directors

If you have any questions or require any assistance in voting your shares, please call us at 800-690-6903

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 22, 2021

To the shareholders of Tauriga Sciences, Inc.

You are cordially invited, and notice is hereby given, to attend a special meeting of shareholders (the “Special Meeting”) of Tauriga Sciences, Inc., a Florida corporation (the “Company”) to be held at the offices of Rimon, P.C., 250 Park Avenue, 7th Floor, New York, NY 10177 on November 22, 2021 at 9:00 A.M., Eastern Standard Time. You may attend the Special Meeting online at www.virtualshareholdermeeting.com/TAUG2021SM. For further instructions on how to participate online, please see information set forth in the accompanying Proxy Statement.

Only shareholders of record at the close of business on September 28, 2021 (“Record Date”) are entitled to receive notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

The Special Meeting will be held for the following purposes:

1.	Approve an amendment to our Articles of Incorporation to (collectively, “Proposal 1”):

(i)	change the name of our Company to Sublingual Technologies Inc. to align with our current core business;
(ii)	to allow, including under the Florida Business Corporations Act Section 607.1002, action by our Board of Directors to affect a future change in the name of our Company without shareholder approval; and
(iii)	to increase the total number of authorized shares of common stock, par value $.00001 per share (“Common Stock”) from 400,000,000 to 750,000,000 shares;

2.	Election as directors of the nominees specified in the accompanying proxy statement (“Proposal 2”); and

3.	A proposal to approve the adjournment of the Special Meeting to solicit additional proxies if there are insufficient shares represented at the Special Meeting to achieve quorum or to approve Proposal 1 (“Proposal 3”).

The above-referenced proposals, taken together are collectively referred to herein as the “Proposals”. The Board of Directors unanimously recommends that you vote FOR Approval of the above-referenced Proposals.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, on October 12, 2021, we sent our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2021 proxy statement and our annual report on Form 10-K for the fiscal year ended March 31, 2021 online. Shareholders who have received the Notice will not be sent a printed copy of our proxy materials in the mail unless they request to receive a printed copy.

You will be able to attend the Annual Meeting via live audio webcast by visiting Tauriga’s virtual meeting website at www.virtualshareholdermeeting.com/TAUG2021SM on Friday, November 22, 2021, at 9:00 a.m. Eastern Time, among other methods set forth and described in the Proxy Statement. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability of Proxy Materials that you received for the Special Meeting. The unique Control Number allows us to identify you as a shareholder and will enable you to securely log on, vote and submit questions during the Special Meeting on the meeting website. Further instructions on how to attend and participate in the Special Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

Your vote is important. Whether or not you plan to attend the Special Meeting, please vote your shares by promptly completing, signing and returning the enclosed proxy card. You may also vote your shares over telephone or the Internet in accordance with the instructions on the proxy card. Any shareholder attending the Special Meeting may vote in person at the virtual meeting, even if you have already returned a proxy card or voting instruction card.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 22, 2021: This notice of special meeting of shareholders, the proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended March 31, 2021 are available at www.proxyvote.com.

You may also request hard copies of these documents free of charge by writing to:

Tauriga Sciences, Inc.

4 Nancy Court, Suite 4

Wappingers Falls, NY 12590

Attention: Corporate Secretary

By Order of the Board of Directors,

Seth M. Shaw,
Chief Executive Officer
and Member of the Board of Directors

October 12, 2021

TAURIGA SCIENCES, INC.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 22, 2021: This notice of special meeting of shareholders, the proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended March 31, 2021 are available at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet.

You may also request hard copies of these documents free of charge by writing to: Tauriga Sciences, Inc., 4 Nancy Court, Suite 4, Wappingers Falls, NY 12590, Attention: Corporate Secretary

INFORMATION ABOUT THE SPECIAL MEETING

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Tauriga Sciences, Inc, a Florida corporation (the “Company”), to be voted at a special meeting of shareholders to be held on November 22, 2021 at 9:00 a.m., Eastern Standard Time. You may attend the Special Meeting online via www.virtualshareholdermeeting.com/TAUG2021SM (the “Special Meeting”), and any postponements or adjournments thereof, or at the offices of Rimon, P.C., 250 Park Avenue, 7th Floor, New York, NY 10177. Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, on October 12, 2021, we sent our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2021 proxy statement and our annual report on Form 10-K for the fiscal year ended March 31, 2021 online. Shareholders who have received the Notice will not be sent a printed copy of our proxy materials in the mail unless they request to receive a printed copy.

INFORMATION ABOUT SOLICITATION AND VOTING

The cost of the solicitation of proxies will be borne by the Company. Solicitation may also be made by the officers, directors, employees or consultants of the Company in person, by telephone or otherwise without additional compensation for such services.

All shareholders may view and print the Proxy Statement at www.proxyvote.com. The Proxy Statement is also available on the Company’s website at www.tauriga.com.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Special Meeting is being held to consider and vote on the following matters:

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.	Approve an amendment to our Articles of Incorporation to (collectively, “Proposal 1”):

(i)	change the name of our Company to Sublingual Technologies Inc. to align with our current core business;
(ii)	to allow, under the Florida Business Corporations Act Section 607.1002, action by our Board of Directors to affect a future change in the name of our Company without shareholder approval; and
(iii)	to increase the total number of authorized shares of common stock, par value $.00001 per share (“Common Stock”), from 400,000,000 to 750,000,000 shares;

2.	Election as directors of the nominees specified in the accompanying proxy statement (“Proposal 2”); and

3.	A proposal to approve the adjournment of the Special Meeting to solicit additional proxies if there are insufficient shares represented at the Special Meeting to achieve quorum or to approve Proposal 1 (“Proposal 3”).

The Board of Directors recommends that you vote for FOR the foregoing Proposals.

WHERE WILL THE SPECIAL MEETING BE HELD?

For your convenience, you may attend the Special Meeting either online at www.virtualshareholdermeeting.com/TAUG2021SM or in person at the offices of Rimon, P.C., 250 Park Avenue, 7th Floor, New York, NY 10177.

WHAT IS INCLUDED IN THESE MATERIALS?

These materials include the Notice, the Proxy Statement, a proxy card and the Annual Report, as filed with the Securities and Exchange Commission on June 29, 2021, as amended on August 16, 2021.

WHO CAN VOTE?

Only holders of record of the Company’s Common Stock at the close of business on September 28, 2021 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting and any adjournments of the Special Meeting. You are entitled to one vote for each share of Common Stock held on that Record Date on each matter submitted for a vote of the shareholders. On the Record Date, there were 290,421,214 shares of the Company’s Common Stock outstanding and entitled to vote.

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

For Shareholders of record as of the Record Date to vote on the: (1) proposed amendment of our Articles of Incorporation to (i) change the name of our company, (ii) to allow, under the Florida Business Corporations Act Section 607.1002, action by our Board of Directors to affect a future change in the name of our Company without shareholder approval; and (iii) increase in authorized Common Stock to 750,000,000 shares in order to create the legal authority for the Company to be able to utilize our equity capital to raise funds, to satisfy the terms of outstanding convertible promissory notes and any future convertible promissory notes, for debt reduction, finance inventory from time to time, hire employees, consultants or advisors, to fund our pharmaceutical operations and clinical development, to potentially acquire businesses that will enhance our current activities, to reserve sufficient shares for the conversion or exercise of issued securities and to retain flexibility to respond to current and future business needs and opportunities as they arise (collectively, Proposal 1); (2) election as directors of the nominees specified in the accompanying proxy statement (Proposal 2); and (3) the proposal to approve the adjournment of the Special Meeting to solicit additional proxies if there are insufficient shares represented at the Special Meeting to achieve quorum or to approve Proposal 1 (“Proposal 3”).

We currently have 62,908,418 shares of Common Stock available under our Articles of Incorporation based on the number of shares of our Common Stock currently issued and outstanding (290,421,214) and the shares of Common Stock reserved under our contractual agreements 46,670,368. Following shareholder approval, an amendment to our Article of Incorporation will be promptly filed with the Florida Secretary of State to effectuate the charter amendment. In order to remedy our share limitation issue, our board of directors has authorized the filing of this proxy statement to, among other things, seek shareholder approval of the above-described charter amendment, which it has unanimously recommended be approved.

WHY DID I RECEIVE NOTICE OF INTERNET AVAILABILITY?

The Security and Exchange Commission adopted rules for the electronic notice and access of proxy materials, which we have elected to provide access to our proxy materials on the Internet, so that shareholders may view the proxy materials there. For shareholders who have not elected to electronically access/receive the Proxy Statement, and our annual report for the year ended March 31, 2021, we will provide a physically mailed distribution of these materials to such shareholders of record.

HOW CAN I VOTE WITHOUT ATTENDING THE SPECIAL MEETING?

There are several different methods shareholders can use to vote their shares at the Special Meeting (in addition to attending in person):

1.

By Internet Before the Meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form;

2.	By telephone: You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card;

3.	By mail: You can submit a proxy by mail to vote your shares by completing, signing, and returning the proxy card accompanying the proxy materials by using the pre-addressed, postage-paid envelope that is provided; or

4.	During the Special Meeting: You may participate and vote via the Internet during the Special Meeting. If you desire to vote during the meeting, please follow the instructions for attending and voting during the Special Meeting posted at www.virtualshareholdermeeting.com/TAUG2021SM. Alternatively, you may vote in person at the Special Meeting by submitting the ballot that will be provided to you at the Special Meeting. Instructions on how to attend and participate in the Special Meeting online can also be found at www.proxyvote.com.

If your shares of Common Stock are registered in your name on the books and records of our transfer agent, then you are the shareholder of record. If you are the shareholder of record, you have the right to vote your shares by proxy, telephone or to attend the Special Meeting and vote virtually via the Internet or in person.

If your shares of Common Stock are held for you in the name of your broker, bank or other nominee, then your shares are held in “street name.” While you are the beneficial owner of those shares, you are not considered the record holder. As the beneficial owner of shares of the Company’s Common Stock, you have the right to instruct your bank, broker, or other nominee how to vote your shares. However, since you are not the record holder of your shares, you may not vote these shares in person at the Special Meeting unless you obtain a legal proxy from your bank, broker, or other nominee. If you hold your shares in “street name” through a bank, broker or other holder of record, please refer to the materials provided to you by your bank, broker or other holder of record for information on communicating your voting instructions.

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares. If the New York Stock Exchange determines such proposal to be “non-routine,” failure to vote, or to instruct your broker how to vote any shares held for you in your broker’s names, will have the same effect as a vote against Proposal 1, but will have no effect with respect to Proposal 2. If the New York Stock Exchange determines any such proposal to be “routine,” brokers will have voting authority to vote proxies for uninstructed shares according to their discretion for that proposal. A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner.

HOW CAN I CHANGE MY VOTE?

Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by submitting a later-dated proxy prior to a vote being taken at the Special Meeting. Attendance at the Special Meeting alone will not be sufficient to revoke a previously submitted proxy. If you hold shares through a broker or nominee (that is, in “street name”), please follow their directions on how to revoke previously submitted instructions relating to your shares.

WHAT IF I SIGN AND RETURN MY PROXY CARD BUT I DO NOT INCLUDE VOTING INSTRUCTIONS?

If you are a shareholder of record and you sign and return a proxy card without giving specific voting instructions, or you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting. If a shareholder of record attends the Special Meeting, he or she may vote in person or through the internet by following the instructions for attending and voting during the Special Meeting posted at www.virtualshareholdermeeting.com/TAUG2021SM. If you hold shares through a broker or nominee (that is, in “street name”), please follow their directions on how to vote your shares.

WHAT CONSTITUTES A “QUORUM” FOR THE SPECIAL MEETING?

Shareholders of record as of the close of business on the Record Date are entitled to one vote at the Special Meeting for each share of Common Stock of the Company then held by each shareholder. As of the Record Date, the Company had 290,421,214 shares of Common Stock issued and outstanding. The holders of a majority of the issued and outstanding shares of the Company’s Common Stock entitled to vote at the Special Meeting present, in person, including online attendance, or represented by proxy constitutes a quorum. A quorum is necessary to conduct business at the Special Meeting. Abstentions will be considered present for purposes of determining the presence of a quorum at the Special Meeting. Broker non-votes, if any, will not be considered present for purposes of determining the presence of a quorum at the Special Meeting if the New York Stock Exchange determines both of the proposals to be “non-routine,” but will be considered present for purposes of determining the presence of a quorum at the Special Meeting if the New York Stock Exchange determines either of the proposals to be “routine.” A broker non-vote occurs when a broker or other nominee (which has voted on one or more matters at the meeting) who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES AM I ENTITLED TO CAST?

You are entitled to cast one vote for each share of Common Stock you own on the Record Date, on each matter brought before a vote of the shareholders at the Special Meeting.

HOW MANY VOTES ARE REQUIRED TO AUTHORIZE THE AMENDMENT OF THE ARTICLES OF INCORPORATION UNER PROPOSAL 1?

On September 28, 2021, the Record Date for determination of shareholders entitled to vote at the Special Meeting, there were issued and outstanding and entitled to vote 290,421,214 shares of our Common Stock. Pursuant to Section 607.0725 of the Florida Statutes, shareholder approval of certain actions, such as the amendment to our articles of incorporation, is made by the approval of a majority of the shares entitled to be voted and in attendance (in person, including online attendance, or by proxy) at the meeting at which a quorum (constituting a majority of the votes entitled to be cast on the matter) is present. Thus, the proposal to approve the amendment to the Articles of Incorporation of the Company under Proposal 1 requires the affirmative vote of a majority of the votes cast at the Special Meeting, provided a quorum is present.

HOW MANY VOTES ARE REQUIRED FOR THE ELECTION OF DIRECTORS NOTED IN PROPOSAL 2?

Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the Proxy for the election of the four (4) nominees listed below. Although it is not anticipated that any nominee will decline or be unable to serve as a Director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected. Under applicable Florida law, the election of each nominee requires the affirmative vote by a plurality of the votes cast by the shares entitled to vote on the election of directors at the Special Meeting at which a quorum is present.

The current Board consists of Seth M. Shaw, Thomas J. Graham, James V. Rosati, and Chris Sferruzzo.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE ADJOURMENT IN PROPOSAL 3?

The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve the Adjournment Proposal, at a shareholder meeting at which a quorum is present.

DISSENTER’S RIGHT OF APPRAISAL.

No action will be taken in connection with the proposals described in this Proxy Statement for which Florida law, the Company’s Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s shares. Thus, there are no Dissenter’s Rights involved.

HOW WILL MY SHARES BE VOTED?

All shares entitled to vote and represented by a properly completed, executed and delivered proxy received before the Special Meeting and not revoked will be voted at the Special Meeting as you instruct in a proxy delivered before the Special Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted for each proposal and each director nominee and with regard to any other matters that may be properly presented at the Special Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

WHAT ARE THE VOTING PROCEDURES?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the Special Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board. Thus, where no choice is specified, the proxies will be voted FOR the election of all director nominees and the proposals being placed before our shareholders at the Special Meeting.

OTHER MATTERS.

The Company’s Board of Directors knows of no other business which will be presented for consideration at the Special Meeting, other than those matters described above. However, if any other business should come before the Special Meeting, it is the intention of the person named in the enclosed proxy card to vote, or otherwise act, in accordance with his best judgment on such matters.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

The Company will bear the costs of soliciting proxies. In addition to solicitations by independent companies we may employ, our directors, officers, consultants and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. The Company will reimburse these persons for their reasonable expenses in connection with any of these solicitations. In addition, the Company will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies, and the Company will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution.

PROPOSAL 1

APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION

Reasons for the Amendment to our Articles of Incorporation

(a)	Name Change:

Our Board of Directors recommends that our shareholders approve the proposal to effect a change of our name to Sublingual Technologies Inc. by amending our Articles of Incorporation (the “Name Change”). The Name Change is intended to better reflect our current core business. Our Board of Directors believes that “Tauriga Sciences” is no longer reflective of our business as it has evolved and exists today: over time, the Company has moved into a diversified life sciences technology and consumer products company. The proposed new name, Sublingual Technologies Inc. will emphasize the focus on our core consumer product line, as well as the pharmaceutical line which we are developing, both of which involve the use of CBD infused chewing gum and other orally utilized products. Changing our corporate name emphasizes this focus; however, we anticipate that our individual product brand names will remain unchanged.

(b)	Grant Board Authority to affect a future corporate name change, if any:

Our Board of Directors recommends that our shareholders approve the proposal to allow, under the Florida Business Corporations Act Section 607.1002, action by our Board of Directors to affect a future change in the name of our Company without shareholder approval. This proposed amendment to our Articles of Incorporation, granting the Board of Directors authority to make a name change, if and when needed, without further shareholder approval simply reflects the pragmatic cost and time savings involved in not holding a special or annual meeting solely to affect a future Company name change.

(c)	The reason for the Proposed Share Increase: from time to time, we rely on our equity capital to raise funds, hire employees, consultants or advisors, to fund our pharmaceutical operations and clinical development, to potentially acquire businesses that will enhance our current activities, to create or enhance branding and purchase inventory in this regard, to reserve sufficient shares for the conversion or exercise of issued securities and to retain flexibility to respond to current and future business needs and opportunities as they arise.

Our board of directors believes that having such additional authorized shares of common stock available for issuance in the future will give us greater flexibility and may allow such shares to be issued without the expense and delay of additional shareholders’ meetings unless such approval is expressly required by applicable law. Although such issuance of additional shares with respect to the above-noted transactions and operations would dilute existing shareholders, management believes that such transactions would increase the overall value of the Company to its shareholders.

Our Articles of Incorporation currently authorizes 400,000,000 shares of Common Stock. $.00001 par value per share.

At a meeting held on September 19, 2021, the Board of Directors had unanimously approved and adopted, subject to shareholder approval, an amendment to our Articles of Incorporation, providing for an increase in the authorized number of shares of Common Stock from 400,000,000 to 750,000,000.

As of September 28, 2021, the Record Date for our special meeting, there were 290,421,214 shares of Common Stock outstanding, held by approximately 1,300 shareholders of record, which does not include shareholders whose shares are held in street or broker, bank or other nominee. Our Common Stock trades on the OTC Markets under the symbol “TAUG.”

The following is the text of the proposed amendment to the first paragraph of Article SECOND of the Articles of Incorporation.

Article FIRST shall read:

The name of the Corporation is Sublingual Technology Inc.

Article SECOND shall read: The aggregate number of shares which the Corporation shall have authority to issue is 750,000,000 shares of Common Stock, $0.00001 par value per share.

A new Article EIGHTH shall be added and shall read:

The Board of Directors shall have authority to, including pursuant to the Florida Business Corporation Act, Section 607.1002, effect a change in the name of the Corporation by a vote of the majority of the Board of Directors, and without further shareholder approval.

If Proposal 1 is approved by our shareholders, the Amendment to our Articles of Incorporation will become effective upon the filing of an Articles of Amendment with the Florida Secretary of State, which filing would be expected to take place as soon as practicable following the special meeting.

Current Obligations of the Company to Issue Other Shares of Common Stock

The Company also has stock options outstanding to purchase up to 133,334 shares of the Company’s common stock, at an exercise price of $7.50 per share. The outstanding stock options will expire in February 2022. The Company does not expect any of these options to be exercised.

Future Issuances of Shares by the Company

Except as set forth above, and as described in our SEC filings (found at www.sec.gov), the Company does not have any current written plans, agreements or arrangements to issue additional equity based capital; however, the Board of Directors believes it is critical to ensure there is sufficient share capital to enable the Company to utilize these shares in potential future business acquisitions of or joint ventures with other businesses that would be a good fit for the current business model, to meet existing contractual obligations and to have the flexibility to issue additional shares of Common Stock in excess of the amount which is currently authorized without further shareholder action. The Board believes that the availability of such additional shares will provide our Company with the flexibility to (i) issue Common Stock for possible future financings, stock dividends, repayment of indebtedness or stock option plans, (ii) provide liquidity for funding our pharmaceutical development operations, possible acquisitions, marketing, licensing, branding and the purchase of inventory related thereto, or other strategic investments, or (iii) issue Common Stock for employee or consultant incentives or other general corporate purposes that may be identified in the future by the Board. While the Board of Directors continually considers our capital structure and various financing and capital alternatives, the Board has no new commitments to issue any additional shares of Common Stock at this time. The Board of Directors will determine whether, when and on what terms the issuance of shares may be warranted in the future in connection with our capital structure and financing needs.

As is the case with the current authorized but unissued shares of Common Stock, the additional shares of Common Stock authorized by this proposed amendment could be issued upon approval by the Board of Directors without further vote of our shareholders except as may be required in particular cases by applicable law, regulatory agencies or other rules to which we might be subject. Under Florida law, shareholders who do not vote for this Proposal are not entitled to appraisal rights with respect to their shares of Common Stock.

The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for shareholders who do not purchase additional shares to maintain their pro rata interest in our Company, on such shareholders’ voting power. Our shareholders do not have preemptive rights to subscribe for additional securities that may be issued by the Company, which means that shareholders do not have a period right to purchase any new issue of Common Stock in order to maintain their proportionate ownership interest in the Company.

If we issue additional shares of Common Stock or securities convertible into or exercisable for Common Stock, such issuance would have a dilutive effect on the voting power and could have a dilutive effect on the earnings per share of the Company’s currently outstanding shares of Common Stock. Additionally, the Company has no current intention of using additional shares of Common Stock as an anti-takeover defense, however, such an issuance could be used to create impediments to or otherwise discourage persons attempting to gain control of the Company (through dilutive offerings or otherwise).

Current Obligations of the Company to Issue Shares under Certain Convertible Note Agreements

As of September 24, 2021, the Company had approximately $567,000 in convertible debt outstanding, including accrued but unpaid interest. Pursuant to the terms of these convertible notes, the Company is required to reserve for issuance the number of shares that shall be issuable upon full conversion of the note.

Based on the Company’s Common Stock closing price of $0.041 per share on September 28, 2021 and taking into account the discount rates for the applicable notes, the Company is required to reserve approximately shares of its Common Stock under the terms of its convertible notes subject to the convertible note holder’s beneficial ownership limitations of either 4.99% or 9.99% contained in each of the convertible notes. We currently have 62,908,418 shares of Common Stock available under our Articles of Incorporation based on the number of shares of our Common Stock currently issued and outstanding (290,421,214) and the shares of Common Stock reserved under our contractual agreements (46,670,368).

Following shareholder approval, an amendment to our Article of Incorporation will be promptly filed with the Florida Secretary of State to effectuate the charter amendment. In the event the market value of the Company’s Common Stock were to decline, the Company would be required to issue potentially a greater number of shares of Common Stock under the outstanding convertible notes.

The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve Proposal 1, providing a quorum is present. Abstentions will be counted as present for purposes of determining the presence of a quorum. Broker non-votes, if any, will not be considered present for purposes of determining the presence of a quorum at the Special Meeting if the New York Stock Exchange determines that both of the proposals to be “non-routine,” but will be considered present for purposes of determining the presence of a quorum at the Special Meeting if the New York Stock Exchange determines either of the proposals to be “routine.”

The Board UNANIMOUSLY recommends a vote FOR Proposal 1 to amend our Articles of Incorporation.

PROPOSAL 2

GRANT DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

ELECTION OF DIRECTORS

Each director holds office until the next annual meeting of shareholders or until his successor has been elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the Proxy FOR the election of the four (4) nominees listed below. Although it is not anticipated that any nominee will decline or be unable to serve as a Director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected.

The current Board consists of Seth M. Shaw, Thomas J. Graham, James V. Rosati, and Chris Sferruzzo. The following table sets forth the nominees for membership on the Board. It also provides certain information about the nominees as of the Record Date.

Name	Age	Position	Director Since
Seth M. Shaw	42	Director and Chief Executive Officer	2015
Thomas J. Graham	72	Director	2015
James V. Rosati	71	Director	2021
Chris Sferruzzo	43	Director	2021

Seth M. Shaw has served as our chief executive officer and chairman of the Board since July 9, 2015. Mr. Shaw has extensive experience building companies and securing financing from a broad array of both domestic and international institutional investors. Over the past fifteen years, he has been instrumental in securing more than $100 million in capital, in aggregate, for a number of small-cap and micro-cap public and private companies.

Mr. Shaw started his career at American International Group (AIG) Global Investment Group, after which he gained further experience working at a prestigious Manhattan based hedge fund. In 2005, he founded Novastar Resources Ltd, a natural resources exploration company focused on the exploration and acquisition of mineral properties containing the element thorium (Th). During this period, Mr. Shaw secured more than $17 million in financing from top tier institutional investors and helped complete the merger between Novastar Resources and Thorium Power, holding the position of Director of Strategic Planning until mid-2007. Subsequently, the company changed its name to Lightbridge Inc. and currently trades on the NASDAQ stock exchange (LTBR).

Following the above-referenced merger, Mr. Shaw has assisted several other companies in securing value-added capital from institutional investors as well as providing management consulting services. Among those, Mr. Shaw was instrumental in securing $12,000,000 for a NASDAQ listed flat panel color display developer. In addition, Mr. Shaw served as the founding CFO of a Los Angeles based Biotech firm which announced plans for a $118 million NASDAQ IPO in February of 2011.

More recently Mr. Shaw has served as President and CEO of OTCQB Listed Tauriga Sciences Inc., since July 2015, during which time he secured a $2,000,000+ cash Settlement (Insurance Settlement) for the Company and launched its Tauri-Gum™ product line (Proprietary – Cannabidiol -CBD- & Cannabigerol -CBG- Infused Chewing Gum). The Tauri-Gum™ product line consists of 7 distinct flavors/versions: Pomegranate, Blood Orange, Peach-Lemon, Pear Bellini, Mint, Black Currant, Cherry Lime Rickey. He has created a multi-faceted business model for Tauriga that has resulted in both revenue growth, vertical opportunities, and a strong balance sheet. Also, during his period, Mr. Shaw has served as a Consultant for a NASDAQ listed Biotech firm developing a novel drug candidate for the treatment of Major Depressive Disorder.

Mr. Shaw graduated from Cornell University in 2001, with a degree in Policy Analysis Management and a concentration in Econometrics. Mr. Shaw has served on the Board of Directors of a number of important entities and initiatives, including but not limited to: the Jewish Community Center (JCC) of Dutchess County NY (2005-2015), Save A Child’s Heart (“SACH”) New York City Leadership Group (2012-2017), The Cypress Fund for World Peace and Security (2006-2010), and has been active in numerous charities and not for profits, including: The Robinhood Foundation (2007-2009).

Mr. Thomas J. Graham has served as our director since August 2015. Mr. Graham is currently self-employed and leverages his industry knowledge to help companies create effective strategies to successfully penetrate the retail marketplace. From 2000 to 2005, Mr. Graham served as Director of Operations for Sears and Roebuck & Co., a national retailer with numerous stores nationwide. He oversaw direct operations for all departments, including their managers and associates. In addition, he was accountable for all sales, labor and operation standards as set by Sears Corporate. From 1993 to 2000, Mr. Graham from 1993 to 2000 served as a results-oriented Marketing and Sales Director for a major Michigan retail supermarket called Goff Food Stores, with sales in excess of $100,000,000.00 annually. He coordinated and oversaw all print and visual advertising including newspaper, radio and television. Mr. Graham worked with local and national vendors to promote and increase sales and customer flow. In addition, he was responsible for all product placement and developed category management standards for all departments and set merchandising plans and ensured they were followed by all store level personal.

Mr. Graham is also an U.S. Military Veteran, serving in the U.S. Army during the Vietnam War from 1969 to 1971. He was honorably discharged in 1971 with the rank of Sergeant First Class, with twelve months combat service in Vietnam from 1970-1971.

Mr. James V. Rosati was appointed to the Company’s Board of Directors effective March 8, 2021. Mr. Rosati is a multi-disciplinary business leader with more than 25 years of Chief Executive experience in the insurance, manufacturing, telecommunications, banking and investment banking industries. Jim’s areas of functional specialty include financial management, strategic planning, corporate governance and personnel development. Dating back to 1972, Jim has served in senior positions in private industry, government appointments and community activities. In 2017, Jim retired as the Chief Executive Officer and President of Beacon Mutual Insurance Company, a prominent Rhode Island based insurance carrier, after having been elevated to chief executive in 2007 to lead their successful turnaround through the implementation of over 100 new policies, and significantly improving both its corporate governance and cultural dynamics. From 2017 to present, Jim has held board memberships and/or advisory roles for a number of for profit and non-profit entities, and has also been an investor in both privately held and publicly traded company, including in the pharmaceuticals and healthcare industries. Jim was also named one of the Top 25 Business Leaders in Rhode Island by the Providence Business News. Mr. Rosati is a veteran of the United States Coast Guard and a graduate of Bryant University where he earned a bachelor’s degree in Economics. Mr. Rosati will serve as an independent board member.

Mr. Chris Sferruzzo was appointed to the Company’s Board of Directors effective March 8, 2021. Mr. Sferruzzo currently serves as the Executive Vice President, Finance of Bozzutos Inc., a multi-billion dollar gross revenue distribution and logistics company based in Connecticut which was founded in 1945, with multiple distribution centers that wholesale dry groceries, dairy and delicatessen items, meat, poultry, seafood, produce, and non-food items to retail supermarkets, grocery stores, and independently-owned convenience stores, as well as the recently announced agreement to sell the Company’s Tauri-gum products on its E-Commerce Platform. Prior to joining Bozzuto’s, Mr. Sferruzzo was a senior portfolio manager at Lazard Asset Management where he oversaw a global fixed income and equity derivative portfolio of 3.5 billion in assets comprising of investments from municipalities, family offices and corporate pension funds. Prior to joining Lazard, Mr. Sferruzzo served as Chief Investment Officer at Argent Funds Group, where he oversaw the Global Fixed Income and Equity Portfolio management teams. His team was recognized as Best in Class in 2006 and 2007 by Institutional Investor. Mr. Sferruzzo also served as Managing Director for McMahan Securities where he was responsible for growing Sales & Trading, which attained record performance under his leadership. Throughout his career he has acquired intense experience in P&L Ownership and Management. Mr. Sferruzzo has focused on investing in various companies leveraging his experience in corporate restructurings, Mergers and Acquisitions and managing teams to strengthen innovation, marketing and operational efficiency. Mr. Sferruzzo holds a Masters of Business Administration from the University of Connecticut and a Bachelor’s of Science in Finance from Saint John’s University. Mr. Sferruzzo will serve as a non-independent Board member.

Director Compensation

The following table summarizes the compensation paid to non-employee directors during the year ended March 31, 2021.

	Fees				Change in Pension Value and Non-Qualified
	earned or			Non-Equity	Deferred
	paid in	Stock	Option	Incentive Plan	Compensation	All Other
	cash ($)	Awards ($)	Awards ($)	Compensation ($)	Earnings ($)	Compensation ($)	Total ($)
Thomas J. Graham	$28,150	$-	$-	$-	$-	-	$28,150
James V. Rosati	$4,000	$92,000	$-	$-	$-	-	$96,000
Chris Sferruzzo	$18,000	$138,000	$-	$-	$-	-	$156,000

(1)	Mr. Graham was paid $13,500 in cash compensation for his service as a director for the period of April 1, 2021 to September 28, 2021.
(2)	Mr. Rosati was paid $8,000 in cash compensation for his service as a director for the period of April 1, 2021 to September 28, 2021.
(3)	Mr. Sferruzzo was paid $8,000 in cash compensation for his service as a director for the period of April 1, 2021 to September 28, 2021.

VOTE REQUIRED

Under applicable Florida law, the election of each nominee requires the affirmative vote by a plurality of the votes cast by the shares entitled to vote on the election of directors at the Special Meeting at which a quorum is present.

The Board of Directors recommends voting FOR the election to the Board of Directors of each of the above-mentioned nominees.

PROPOSAL 3

GRANT DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

We are soliciting proxies to grant discretionary authority to the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting and any later adjournments (the “Adjournment Proposal”) to solicit additional proxies in the event that there are not sufficient votes to approve Proposal 1, Proposal 2 or if a quorum is not present at the Special Meeting, the Company may adjourn the Special Meeting for the purpose of achieving a quorum. Any such adjournment may be made without notice, other than the announcement made at the Special Meeting, by the affirmative vote of a majority of the shares of common stock present and entitled to vote at the Special Meeting.

The vote on the Adjournment Proposal is a vote separate and apart from the vote on Proposal 1 and Proposal 2. If the Adjournment Proposal is presented at the Special Meeting and is not approved, management may not be able to adjourn the Special Meeting to a later date. As a result, we would not be permitted to increase our authorized shares of Common Stock at this time.

If the shareholders approve the Adjournment Proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1. Among other things, even if proxies representing a sufficient number of votes against Proposal 1 have been received, we could adjourn the Special Meeting without a vote on Proposal 1 and Proposal 2 and seek to convince the holders of those shares to change their votes to votes in favor of Proposal 1 and Proposal 2.

Vote Required

The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve the Adjournment Proposal. Abstentions and broker non-votes, if applicable, with respect to this proposal will not be counted for the purpose of determining the number of votes cast and will, therefore, not have any effect with respect to this adjournment proposal; but may be counted for purposes of determining whether a quorum is present.

The Board UNANIMOUSLY recommends a vote FOR Proposal 3 to approve granting discretionary authority to adjourn or postpone the Special Meeting

SECURITIES BENEFICIALLY OWNED BY
MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of our Common Stock as of September 24, 2021, including:

●	each person or entity who is known by us to own beneficially more than 5% of any class of outstanding voting securities;

●	each named executive officer and each director; and

●	all of our executive officers and directors as a group.

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated below, each entity or person listed below maintains an address c/o Tauriga Sciences, Inc., 4 Nancy Court, Suite 4, Wappingers Falls, NY 12590.

The number of shares beneficially owned by each shareholder is determined under rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after September 30, 2021 through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner.

Name	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock
Non-employee Directors:
David L. Wolitzky (resigned from board September 20, 2021)	2,630,874	*
Thomas J. Graham	120,001	*
Chris Sferruzzo	1,500,000
James Rosati	1,000,000

Named Executive Officers:
Seth M. Shaw (Chief Executive Officer and Board member)	4,635,201	1.60%
Kevin P. Lacey (Chief Financial Officer)	266,667	*

All directors and named executive officers as a group (6 persons)	10,192,743	3.51%

* Denotes less than 1%.

HOUSEHOLDING OF MEETING MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple shareholders in your household. If you would prefer to receive separate copies of a proxy statement, our annual report or our quarterly report either now or in the future, please contact your bank, broker or other nominee. Upon written or oral request to Tauriga Sciences, Inc., Attn: Corporate Secretary, 4 Nancy Court, Suite 4, Wappingers Falls, NY 12590, we will provide copies of these materials; or you may request copies from Broadridge Financial Solutions Inc. by calling them at (866) 540-7095 or in writing at 51 Mercedes Way, Edgewood, NY 11717, Attention: Householding Department.

AVAILABILITY OF CERTAIN DOCUMENTS

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC public reference room located at 100 F street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this Proxy Statement, by going to the Investor Relations page of our corporate website at www.taurigasciences.com. The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated herein by reference.

Our Annual Report on Form 10–K, including financial statements for the year ended March 31, 2021, accompanies, or has been mailed to you immediately prior to, this Proxy Statement. If requested in writing by a person solicited by this Proxy Statement, we will provide you without charge a copy of our Annual Report on Form 10–K and any subsequent Quarterly Report on Form 10-Q, each as filed with the SEC for our most recently completed fiscal year and quarter, respectively. Such request should be sent to our Corporate Secretary, 4 Nancy Court, Suite 4, Wappingers Falls, NY 12590. Such information is also available under the Investor Relations section of our website and from the SEC through the SEC website at the address provided above.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this Proxy Statement or in any other subsequently filed document that also is incorporated by reference herein.

This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the fiscal year ended March 31, 2021 filed with the SEC on June 29, 2021, and our Quarterly Report for the period ended June 30, 2021, filed with the SEC on August 16, 2021.

OTHER MATTERS

The Board of Directors does not intend to present to the Special Meeting any business other than the item stated in the “Notice of Special Meeting of Shareholders” and does not know of any other matters to be brought before or voted upon at the meeting other than those referred to above. If any other matters properly come before the meeting, it is the intention of the proxies named in the enclosed Proxy to vote the shares represented thereby with respect to such matters in accordance with their best judgment.

Whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed stamped envelope.

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the Special Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/TAUG2021SM

You may attend the Special Meeting via the internet and vote during the Special Meeting until voting is closed. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – (800) 690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON

Attend and vote at the Special Meeting being held at the offices of Rimon, P.C., 250 Park Avenue, 7th Fl., New York, NY 10177.

To the Shareholders of Tauriga Sciences, Inc.:

The Special Meeting (“Special Meeting”) of Tauriga Sciences, Inc. (“Tauriga”) will be held on November 22, 2021, 9:00 a.m. Eastern Time, at the offices of Rimon, P.C., 250 Park Avenue, 7th Floor, New York, NY 10177. You may attend the Special Meeting via live audio webcast by visiting Tauriga’s virtual meeting website at www.virtualshareholdermeeting.com/TAUG2021SM. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability of Proxy Materials or on your proxy card if you receive materials by mail. The unique Control Number allows us to identify you as a shareholder and will enable you to securely log on, vote and submit questions during the Special Meeting on the meeting website.

The Special Meeting will be held for the following purposes upon which you will be able to vote:

1.	Approve an amendment to our Articles of Incorporation to (collectively, “Proposal 1”):

(iv)	change the name of our Company to Sublingual Technologies Inc. to align with our current core business;
(v)	to allow, under the Florida Business Corporations Act Section 607.1002, action by our Board of Directors to affect a future change in the name of our Company without shareholder approval; and
(vi)	to increase the total number of authorized shares of common stock, par value $.00001 per share (“Common Stock”) from 400,000,000 to 750,000,000 shares;

2.	Election as directors of the nominees specified in the accompanying proxy statement (“Proposal 2”); and

3.	A proposal to approve the adjournment of the Special Meeting to solicit additional proxies if there are insufficient shares represented at the Special Meeting to achieve quorum or to approve Proposal 1 (“Proposal 3”).

4.	The proxy statement contains information regarding the Special Meeting, including information on the matters to be voted on prior to and during the Special Meeting. If you have chosen to view our proxy statements over the Internet instead of receiving paper copies in the mail, you can access our proxy statement and vote at www.proxyvote.com.

Your vote is important. Whether or not you expect to attend the Special Meeting, we encourage you to promptly vote these shares by one of the methods listed on the reverse side of this proxy card.

Further instructions on how to attend and participate in the Special Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

Sincerely,

Seth M. Shaw,

Chief Executive Officer

To the Shareholders of Tauriga Sciences, Inc.:

Sincerely,

Seth M. Shaw,

Chief Executive Officer

D61198-S33328

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TAURIGA SCIENCES, INC.

The undersigned hereby appoints Seth M. Shaw with power to act and with power of substitution, as proxy and attorney-in-fact and hereby authorizes him to represent and vote, as provided on the other side, all the shares of Tauriga Sciences, Inc. Common Stock which the undersigned is entitled to vote and, in his discretion, to vote upon such other business as may properly come before the Special Meeting of the Company to be held November 22, 2021 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side